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                                                                 EXHIBIT 10.8.2


                                AMENDMENT TO THE
                             WASHINGTON MUTUAL, INC.
                         EMPLOYEES' STOCK PURCHASE PLAN



        THIS AMENDMENT is made to the Washington Mutual, Inc. Employees' Stock Purchase Plan (the "Plan") by Washington Mutual, Inc. (the "Company") on this ____ day of October, 1999.

                                    RECITALS:

        WHEREAS, the Company, through its subsidiary, Aristar, Inc. ("Aristar"), has agreed to acquire certain assets of Peoples Security Finance Company, Inc. ("Peoples"); and

        WHEREAS, Peoples employees hired by Aristar in connection with such acquisition generally will be offered participation in employee benefit plans of the Company; and

        WHEREAS, the Company desires to amend the Plan to provide certain service credit thereunder for purposes of eligibility to participate in the Plan to employees of an Employer who are former employees of Peoples and who are hired in connection with Aristar's acquisition of assets of Peoples; and

        WHEREAS, the Board of Directors of the Company (the "Board"), upon the recommendation of the Directors' Compensation and Stock Option Committee (the "Committee"), may amend the Plan at any time pursuant to Section 9.1 of the Plan; and

        WHEREAS, the Committee has recommended that the Board adopt the amendments to the Plan set forth herein;

        NOW, THEREFORE, effective January 1, 2000, Section 2.1(e) of the Plan is hereby amended by the addition of a new sentence at the end thereof to read as follows:

        For purposes of this Section 2.1(e), an Employee who was an employee of Peoples Security Finance Company, Inc. ("Peoples") immediately before becoming an Employee and who was hired by the Company in connection with its purchase of certain assets of Peoples shall be deemed to have been an employee of the Company for up to 12 months of employment with Peoples.

        IN WITNESS WHEREOF, the undersigned, an authorized officer of the Company, has executed this amendment on the day and year first written above.



                                            WASHINGTON MUTUAL, INC.


                                            By:________________________________
                                            Its:_______________________________